                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 16, 2005
                Date of Report (Date of Earliest Event Reported)

                              THE CHINA FUND, INC.
             (Exact Name of Registrant as Specified in Its Charter)


MARYLAND                                                  811-05749                  000000000
(State or Other Jurisdiction of Incorporation)            (Commission                (IRS Employer
                                                          File Number)               Identification Number)


225 FRANKLIN STREET, BOSTON, MASSACHUSETTS                                 02110
(Address of Principal Executive Offices)                                   (Zip Code)

                                 1(888) 246-2255
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]  Written communication pursuant to Rule 425 under the Securities Act
     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. REGULATION FD DISCLOSURE.

Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") is providing a copy of the press release dated June 16, 2005 with respect to the proposed record date for a rights offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.        Description
-----------        -----------
99                 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 16, 2005



By:  /s/ Francine S. Hayes
--------------------------
Name:    Francine S. Hayes
Title:   Assistant Secretary

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99                 Press Release